UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

       May 2, 2024
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K (“Current Report”) is incorporated herein by reference.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, inTEST Corporation (the “Company”) entered into an Amended and Restated Loan and Security Agreement with M&T Bank (“M&T”) on October 15, 2021, which, on October 28, 2021, was amended by the Joinder and Amendment to Amended and Restated Loan and Security Agreement which, on December 30, 2021, was further amended by the Joinder and Second Amendment to Amended and Restated Loan and Security Agreement and which, on September 20, 2022, was further amended by the Third Amendment to Amended and Restated Loan and Security Agreement (as amended, the “Loan Agreement”).

On May 2, 2024, the Company and M&T further amended the Loan Agreement by entering into a Fourth Amendment to Amended and Restated Loan and Security Agreement (the “Amended Loan Agreement”). Under the Amended Loan Agreement, (i) the period during which the Company may request advances under the term loan facility is extended until May 2, 2026, and (ii) the term loan and revolving credit facility maturity date is extended from September 19, 2027 to May 2, 2031.

The Amended Loan Agreement is filed as Exhibits 10.1 to this Current Report and incorporated herein by reference.

Item 8.01.         Other Events.

On May 3, 2024, the Company issued a press release announcing entry into the Amended Loan Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Fourth Amendment to Amended and Restated Loan and Security Agreement, dated May 2, 2024, among inTEST Corporation, Ambrell Corporation, inTEST Silicon Valley Corporation, inTEST EMS, LLC, Temptronic Corporation, Videology Imaging Corporation, Acculogic Ltd., Acculogic Inc. and M&T Bank.

99.1	Press Release dated May 3, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary

Date:   May 3, 2024